Exhibit 10.1

AGREEMENT
OF
TERMINATION AND RELEASE

AGREEMENT OF TERMINATION AND RELEASE, made this 31st day of December 2008 (the “Agreement”), by and among Sahara Media, Inc. (“Sahara”), Sahara Media Holdings, Inc. (the “Parent”), Marathon Advisors (“Marathon”), and Brian Rodriguez (“Rodriguez”).  Sahara, the Parent, Marathon and Rodriguez collectively shall be referred to as the “Parties.”

WHEREAS, Sahara and Marathon have entered into an Engagement Agreement dated July 1, 2008 (the “Engagement Agreement”), which, among other things, contains certain rights, obligations, and duties of Sahara and Marathon;

WHEREAS, pursuant to the Engagement Agreement, Marathon agreed to provide Rodriguez or another qualified individual to serve as a consultant to Sahara, on the terms and conditions set forth therein;

WHEREAS, pursuant to the Engagement Agreement, Marathon was issued 100,000 shares (the “Common Shares”) of common stock of the Parent, and a warrant to purchase 300,000 shares of common stock of the Parent (the “Warrant”);

WHEREAS, the Parties desire to mutually terminate the Engagement Agreement; and

WHEREAS, the Parties desires to release each of the other Parties from any and all claims including, without limitation, in connection with or relating to the Engagement Agreement;

NOW THEREFORE, in consideration of the mutual covenants and other good and valuable considerations hereinafter contained, the Parties agree as follows:

1.	Recitals. The above recitals are incorporated into this Agreement.

2.
Mutual Termination of the Engagement Agreement.  The Engagement Agreement is hereby terminated so as to be rendered null and void and of no further force and effect, and the Parties (and their assignees) are hereby relieved of all of their respective obligations thereunder. Notwithstanding the foregoing, Marathon’s obligations to hold in confidence the Confidential Information (as defined in the Engagement Agreement) pursuant to Section 9(a) of the Engagement Agreement shall remain the same and in full force and effect.

3.
Piggy-back Registration Rights on Common Shares.    Subject to the applicable rules and regulations and interpretations of the Securities and Exchange Commission (the “SEC”), including, without limitation, Rule 415 under the Securities Act of 1933 as amended (the “Securities Act”), until and unless such Common Shares may be sold pursuant to Rule 144 under the Securities Act, Marathon shall have such registration rights with respect to the Common Shares as are set forth in this Section 3. Without limiting the generality of the foregoing, in the event that the SEC limits the amount of securities that may be sold by the selling security holders in a particular registration statement, the Parent may scale back from such registration statement all or any portion of the Common Shares. If at any time after the date hereof, the Parent shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), or their then equivalents, relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Parent shall send a written notice of such determination to Marathon and, if within ten calendar days after the date of delivery of such notice, Marathon shall so request in writing, the Parent shall include in such registration statement all or any part of the Common Shares as Marathon requests to be registered so long as such Common Shares are proposed to be disposed in the same manner as those securities set forth in the registration statement; provided, however, if the offering is an underwritten offering and was initiated by the Parent or at the request of a shareholder, and if the managing underwriters advise the Parent that the inclusion of Common Shares requested to be included in the registration statement would cause an adverse effect on the success of any such offering, based on market conditions or otherwise (an "Adverse Effect"), then the Parent shall be required to include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (a) first, the securities of the Parent and (b) second, the shares, including the Common Shares, of all shareholders, on a pro rata basis, requesting registration and whose shares the Parent is obligated by contract to include in the registration statement; provided, further, however, to the extent that all of the Common Shares are not included in the initial registration statement, Marathon shall have the right to request the inclusion of its Common Shares in subsequent registration statements until all such Common Shares have been registered in accordance with the terms hereof.  If the offering in which the Common Shares are being included in a registration statement is a firm commitment underwritten offering, unless otherwise agreed by the Parent, Marathon shall sell its Common Shares in such offering using the same underwriters and, subject to the provisions hereof, on the same terms and conditions as the other shares of Common Stock that are included in such underwritten offering.  Without limiting the generality of the foregoing, the Parent acknowledges that it has a registration statement on Form S-1 pending before the SEC, File No. 333-155205 (the “Pending S-1”), and the Parent agrees to use its reasonable best efforts to include the Common Shares in the Pending S-1.

4.
Return of Warrant. Within five business days of the date of this Agreement, Marathon shall return the original Warrant to the Parent.  Within five business days of receipt by the Parent of the original Warrant, the Parent shall deliver to Marathon a warrant to purchase 100,000 shares of common stock of the Parent, which shall otherwise be subject to the same terms and conditions as the Warrant. Without limiting the foregoing, effective the date hereof, Marathon and the Parent hereby agree that the Warrant shall be deemed to be for the purchase of 100,000 shares of common stock of the Parent, and that the Warrant shall otherwise remain the same and in full force and effect.

5.
Cash Payment Upon Receipt of Funds From Warrant Exercise Under Private Placement Memorandum.  Within five business days of receipt by the Parent of an aggregate of at least $1,000,000 in cash from the exercise of warrants issued pursuant to that certain private placement memorandum, dated August 11, 2008, of the Parent, and the subscription agreements entered into in connection therewith, the Parent shall pay or cause to be paid to Marathon $50,000 in cash, by check to the address set forth in the Engagement Agreement, or such other address as shall be provided by Marathon or Rodriguez, or by wire transfer at such wire instructions as shall be provided by Marathon or Rodriguez.

6.
Marathon and Rodriguez Release.  Marathon and Rodriguez (and their past, present and future officers, directors, employees, servants, agents, representatives, successors, predecessors, divisions, subsidiaries, parents, affiliates, business units, and assigns of each of them) each hereby release Sahara and the Parent (and their past, present and future officers (including, without limitation, Philmore Anderson IV), directors, employees, servants, agents, representatives, attorneys, successors, predecessors, divisions, subsidiaries, parents, affiliates, business units, and assigns of each of them) from any and all claims, demands, damages, actions, causes of action or suits at law or in equity of whatever kind or nature, liabilities, verdicts, debts, judgments, liens and injuries, whether based upon the Engagement Agreement or any other legal or equitable theory of recovery, known or unknown, past, present or future, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen or are now arising or hereafter may arise, whether presently asserted or not, that Marathon or Rodriguez ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, including, without limitation, in connection with or relating to the Engagement Agreement (including, but not limited to, the performance rendered or not rendered thereunder), from the beginning of the World to the date of this Agreement, provided, however, that nothing in this Agreement shall release any Party from its obligations pursuant to this Agreement and matters that are subject to this Agreement, including, without limitation, the Common Shares and the Warrant.

7.
Sahara and Parent Release.  Sahara and the Parent (and their past, present and future officers, directors, employees, servants, agents, representatives, successors, predecessors, divisions, subsidiaries, parents, affiliates, business units, and assigns of each of them) each hereby release Marathon and Rodriguez (and their past, present and future officers, directors, employees, servants, agents, representatives, attorneys, successors, predecessors, divisions, subsidiaries, parents, affiliates, business units, and assigns of each of them) from any and all claims, demands, damages, actions, causes of action or suits at law or in equity of whatever kind or nature, liabilities, verdicts, debts, judgments, liens and injuries, whether based upon the Engagement Agreement or any other legal or equitable theory of recovery, known or unknown, past, present or future, suspected to exist or not suspected to exist, anticipated or not anticipated, which have arisen or are now arising or hereafter may arise, whether presently asserted or not, that Sahara or the Parent ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, including, without limitation, in connection with or relating to the Engagement Agreement (including, but not limited to, the performance rendered or not rendered thereunder), from the beginning of the World to the date of this Agreement, provided, however, that nothing in this Agreement shall release any Party from its obligations pursuant to this Agreement and matters that are subject to this Agreement, including, without limitation, the Common Shares and the Warrant.

8.
Mutual Consent.  The Parties hereto, and each of them, do hereby: (i) acknowledge that they have reviewed or caused to be reviewed the Engagement Agreement; (ii) acknowledge that they have reviewed or caused to be reviewed this Agreement; (iii) unconditionally consent to the termination of the Engagement Agreement by Sahara and Marathon (except as explicitly set forth in this Agreement); and (iv) unconditionally consent to the release of any and all claims as described in Section 6 and 7 as applicable.

9.
Confidentiality.  The Parties understand and agree that this Agreement, including the facts and circumstances shall forever be deemed confidential between the Parties.  Except as required under the statutes, rules or regulations of any federal or state government, government agency, court of competent jurisdiction, the Parties shall not disclose or divulge to others the terms or substance of this Agreement.  Without limiting the generality of the foregoing, any non-disclosure provision in this Agreement does not prohibit (i) Sahara or the Parent from making any disclosures in the Parent’s filings with the Securities and Exchange Commission, (ii) the Parties to this Agreement or the Parent from disclosing this Agreement to their accountants or (iii) the Parties to this Agreement or the Parent (or their attorneys) from responding to any court or government action pursuant to applicable law to disclose such information, provided, however, the Party from whom such disclosure is sought gives the other Parties to this Agreement prompt notice thereof so that such Party may seek a protective order or other appropriate remedy.

10.
Merger.  All understandings and agreements heretofore had between the Parties, except as set forth herein, are null and voice and of no force and effect. This Agreement may not be modified or amended in any manner except by an instrument in writing specifically stating that it is a supplement, modification or amendment to the Agreement and signed by each of the Parties hereto.

11.
Duplicate Originals; Counterparts.  This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement.

12.
Governing Law; Forum.  This Agreement shall be interpreted and the rights and liabilities of the Parties determined in accordance with the laws of the State of New York, excluding its conflict of laws rules.  Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement of Termination and Release as of the day and year first written above.

SAHARA MEDIA, INC.

By:	/s/
Name
Title

SAHARA MEDIA HOLDINGS, INC.

By:	/s/
Name
Title

By:	/s/
Name
Title

MARATHON ADVISORS

By:	/s/
Name
Title

Brian Rodriguez

STATE OF                                             )
) ss.:
COUNTY OF                                         )

On December   , 2008, before the undersigned, a Notary Public in and for the said County and State, personally appeared Brian Rodriguez, known to me by satisfactory evidence to be such person, personally appeared and acknowledged he has read and executed the foregoing Agreement of Termination and Release and duly acknowledged to me that he executed the same.

Witness my hand and official seal.

Notary Public in and for said County and State

STATE OF                                             )
) ss.:
COUNTY OF                                         )

On December   , 2008, before the undersigned, a Notary Public in and for the said County and State, personally appeared____________, known to me as an officer of Marathon Advisors and to be the person whose name is subscribed on the within instrument, and  acknowledged she/he has read and executed the foregoing Agreement of Termination and Release and duly acknowledged to me that she/he has the authority to execute, and has executed same.

Witness my hand and official seal.

Notary Public in and for said County and State

STATE OF                                            )
) ss.:
COUNTY OF                                         )

On December   , 2008, before the undersigned, a Notary Public in and for the said County and State, personally appeared____________, known to me as an officer of Sahara Media, Inc. and to be the person whose name is subscribed on the within instrument, and  acknowledged she/he has read and executed the foregoing Agreement of Termination and Release and duly acknowledged to me that she/he has the authority to execute, and has executed same.

Witness my hand and official seal.

Notary Public in and for said County and State

STATE OF                                             )
) ss.:
COUNTY OF                                         )

On December   , 2008, before the undersigned, a Notary Public in and for the said County and State, personally appeared Brian Rodriguez, known to me as an officer of Sahara Media Holdings, Inc. and to be the person whose name is subscribed on the within instrument, and  acknowledged she/he has read and executed the foregoing Agreement of Termination and Release and duly acknowledged to me that she/he has the authority to execute, and has executed same.

Witness my hand and official seal.

Notary Public in and for said County and State

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